United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North, Suite 200 Clearwater, Florida	33760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As approved by its stockholders at the special meeting of stockholders held on October 25, 2023 (the “Special Meeting”), Fortune Rise Acquisition Corporation (the “Company”) entered into an amendment to the Investment Management Trust Agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (“Wilmington Trust”), on October 25, 2023 (the “Trust Amendment”). The Trust Amendment extended the initial date on which Wilmington Trust must commence liquidation of the Trust Account to up to November 5, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, provided that Fortune Rise Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $100,000 and (ii) an aggregate amount equal to $0.05 multiplied by the number of public shares of the Company that are not redeemed, for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The foregoing description is qualified in its entirety by reference to the Trust Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting, the Company filed an amendment to its amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State on October 25, 2023 (the “Charter Amendment”), to (i) extend the date by which the Company has to consummate a business combination for an additional twelve months, from November 5, 2023 (the “Termination Date”) to up to November 5, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until November 5, 2024 or a total of up to twelve months after the Termination Date, or such earlier date as determined by the Board, unless the closing of the Company’s initial business combination shall have occurred (the “Extension,” and such later date, the “Extended Date”), provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of: (x) $100,000 and (y) an aggregate amount equal to $0.05 multiplied by the number of public shares of the Company that are not redeemed, for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) delete the limitations that the Company shall not consummate a business combination or redeem shares if such actions would cause the Company’s net tangible assets to be less than $5,000,001. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 25, 2023, the Company held the Special Meeting. On September 20, 2023, the record date for the Special Meeting, there were 6,724,202 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 84.59% of which were represented in person or by proxy at the Special Meeting.

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The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1. Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter, to extend the date by which the Company has to consummate a business combination for an additional twelve months, from the Termination Date to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of: (i) $100,000 and (ii) an aggregate amount equal to $0.05 multiplied by the number of public shares of the Company that are not redeemed, for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,409,906	277,931	10	–

2. Redemption Limitation Proposal

The stockholders approved the proposal to amend the Company’s Charter, to eliminate the limitation that the Company shall not redeem public shares included as part of the units sold in the Company’s initial public offering to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,687,838	0	10	–

3. Trust Amendment Proposal

The stockholders approved the proposal to amend the Trust Agreement, dated November 2, 2021, by and between the Company and Wilmington Trust, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,409,906	277,931	10	–

Item 8.01. Other Events.

In connection with the votes to approve the proposals above, the holders of 452,404 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.96 per share, for an aggregate redemption amount of approximately $5.0 million.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Amendment No. 3 to the Amended and Restated Certificate of Incorporation of Fortune Rise Acquisition Corporation, dated October 25, 2023
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of October 25, 2023, between Fortune Rise Acquisition Corporation and Wilmington Trust, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: October 26, 2023	By:	/s/ Richard A. Brand
	Name:	Richard A. Brand
	Title:	Principal Executive Officer

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